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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                January 27, 2003
                                 Date of Report
                       (Date of earliest event reported)


                         DANIELSON HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                     1-6732
                            (Commission File Number)


                                   95-6021257
                      (IRS Employer Identification Number)


                            1701 East Market Street
                         Jeffersonville, Indiana 47130
                    (Address of Principal Executive Offices)


                                 (812) 288-0100
              (Registrant's Telephone Number, Including Area Code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

Danielson Holding Corporation ("DHC") today announced the appointment of Philip
G. Tinkler as Chief Financial Officer, effective January 27, 2003. Mr. Tinkler is also the Chief Financial Officer of Equity Group Investments, L.L.C., a private investment company affiliated with DHC's largest shareholder, and in this role has worked closely with DHC personnel in various matters over the past three years. Mr. Tinkler's appointment was approved by DHC's Board of Directors upon the recommendation of the special committee of DHC's Board of Directors. Mr. Tinkler replaces James J. Wolff who, as previously reported, resigned as the Chief Financial Officer of DHC effective January 22, 2003, but continues his role as Chief Financial Officer of DHC's subsidiary American Commercial Lines LLC ("ACL") in order to allow himself to fully focus his efforts on the financial restructuring of ACL.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS.

READERS ARE REFERRED TO ALL DOCUMENTS FILED BY DANIELSON HOLDING CORPORATION AND AMERICAN COMMERCIAL LINES LLC WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   January 30, 2003

DANIELSON HOLDING CORPORATION
(Registrant)


By:     /s/  Paul F. Solomon
        --------------------
Name:   Paul F. Solomon
Title:  Executive Vice President
        and General Counsel